Property and Equipment, Net	12 Months Ended
Dec. 31, 2022
Property and Equipment, Net
Property and Equipment, Net

7. Property and Equipment, Net

Property and equipment, net consists of the following:

	As of December 31,
	(Amount in Thousands)
	2021	2022	2022
	RMB	RMB	US$
Buildings	2,478,741	2,478,634	359,368
Leasehold improvements	176,442	154,900	22,458
Furniture, fixtures and equipment	136,624	135,337	19,622
Motor vehicles	46,326	33,148	4,806
Software	171,079	190,227	27,581
	3,009,212	2,992,246	433,835
Accumulated depreciation	(444,876)	(546,988)	(79,306)
	2,564,336	2,445,258	354,529
Construction in progress	16,599	41,059	5,953
Property and equipment, net	2,580,935	2,486,317	360,482

Depreciation expense was RMB98,452, RMB146,567 and RMB155,968 for the years ended December 31, 2020, 2021 and 2022, respectively.

On May 9, 2021, the Group purchased new office premises by acquiring 100% of equity interests of an unrelated third party (renamed as Shanghai Nuohong Real Estate Co., Ltd. (“Nuohong”) after the acquisition), with a gross floor area of approximately 72,000 square meters in Shanghai Hongqiao Central Business District for a total cash consideration of approximately RMB2.2 billion, which is accounted for as asset acquisition, and recorded as part of property and equipment, net in the Group’s consolidated balance sheet. Due to the difference between tax bases and cost bases of buildings acquired, a deferred tax liability of RMB196.2 million was recorded at acquisition date and amortized through the remaining useful live of the buildings.